UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2023

SIGNING DAY SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41863	87-2792157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8355 East Hartford Rd., Suite 100, Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

(480) 220-6814

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SGN	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2023, Martin Lanphere resigned from the board of directors (the “Board”) of Signing Day Sports, Inc., a Delaware corporation (the “Company”), by delivery of a letter addressed to the Board (the “Resignation Letter”). The Resignation Letter describes disagreements with the Company with respect to certain corporate governance matters. The Company does not agree with aspects of the assertions in the Resignation Letter. A copy of the Resignation Letter is attached hereto as Exhibit 17.1, and the description of the Resignation Letter contained herein is qualified in its entirety by reference to the full text of the Resignation Letter which is incorporated by reference herein.

Pursuant to the requirements set forth in Item 5.02 of Form 8-K, the Company will provide Mr. Lanphere with a copy of this Current Report on Form 8-K no later than the date on which this Current Report on Form 8-K is filed with the Securities and Exchange Commission (the “SEC”); will provide Mr. Lanphere with the opportunity to furnish the Company as promptly as possible with a letter addressed to the Company stating whether he agrees with the statements made by the Company in response to this Item 5.02 of Form 8-K and, if not, stating the respects in which he does not agree; and will file any letter received by the Company from Mr. Lanphere with the SEC as an exhibit by amendment to this Current Report on Form 8-K within two business days after receipt by the Company.

On December 19, 2023, the Board appointed Richard Symington, President and Chief Technology Officer of the Company, as a director to fill the vacancy on the Board resulting from Mr. Lanphere’s departure. Mr. Symington will serve as a director until his successor has been duly elected and qualified or his earlier death, resignation, disqualification, or removal.

There is no arrangement or understanding between Mr. Symington and any person pursuant to which he was selected as director.

Information regarding certain transactions and compensatory agreements with Mr. Symington is described in the Current Report on Form 8-K filed by the Company with the SEC on November 17, 2023 and the Current Report on Form 8-K filed by the Company with the SEC on November 29, 2023.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
17.1	Letter from Martin Lanphere, dated December 19, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2023	SIGNING DAY SPORTS, INC.

/s/ Daniel D. Nelson
	Name:	Daniel D. Nelson
	Title:	Chief Executive Officer

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